UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2003

RADISYS CORPORATION

(Exact name of registrant as specified in its charter)

Oregon	0-26844	93-0945232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5445 NE Dawson Creek Drive Hillsboro, Oregon (Address of Principal Executive Offices)	97124 (Zip Code)

Registrant’s telephone number, including area code: (503) 615-1100

No Change
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     Attached hereto as Exhibit 99.1 is a press release issued by RadiSys Corporation dated November 13, 2003, which is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit
Number	Description

99.1	Press Release issued on November 13, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADISYS CORPORATION an Oregon corporation

Date: November 13, 2003	By:	/s/ Julia A. Harper

	Name:	Julia A. Harper

	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release issued on November 13, 2003.